Future Policy Benefit Reserve (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Future policy benefit reserves are comprised of the following:
Traditional life	$ 827,341	$ 805,558
Annuities	3,976,475	4,006,488
Total future policy benefit reserves	$ 4,803,816	$ 4,812,046
Other information:
Average interest rate used for future policy benefits, percent	4.40%	4.50%